*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

EXHIBIT 10.49

NEC3 Professional Services Contract (PSC3)
Cover page

Contract between	Eskom Holdings SOC Limited (Reg. No. 2002/015527/06)
And	Comverge South Africa (Pty) Ltd (Reg. No. 2010/008371/07 )
For	Demand Response Aggregation Pilot Programme Contract number: 4600043033

This contract consists of the following documents (and all documents referenced in any of these documents), set out in order of precedence, in the case of conflict between any documents:		No of pages
1	This cover page	2
2 3	NEC 3 Professional Service Contract: Dispute resolution option W1 Contract Data	17
4	Option Z clauses (as contained in the Contract Data)
5 6 7 8 9 10 11	NEC 3 Professional Service Contract: Core clauses NEC 3 Professional Service Contract: Main option clauses for option G NEC 3 Professional Service Contract: Secondary option clauses identified in document C1.2 a Contract Data Definitions / The Scope Software License and Support Agreement The Price List and SD&L Matrix The Risk Register	49 14 9
CONTRACT DATA

The Contract Data, not in order of precedence, consists of:

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Document reference	Title	No of pages
C1.1	Form of Offer & Acceptance	[1]
C1.2a	Contract Data provided by the Employer	[13]
C1.2b	Contract Data provided by the Consultant	[2]
C1.3	Securities documents	[1]

C1.1 Form of Offer & Acceptance

Offer

The terms of the agreement between the Parties for the Demand-Response Aggregation Pilot Programme are set out in the contract, which this offer and acceptance is part of.

By signing here below the Consultant agrees to perform all of the obligations and liabilities of the Consultant under this contract including compliance with all its terms and conditions for the total Price of *** subject to the terms of this contract.

The Consultant shall within two weeks of the Contract Date deliver any securities, bonds, guarantees, proof of insurance and any other documentation to be provided in terms of the conditions of contract identified in the Contract Data. Failure by the Consultant to do so within *** of the Contract Date constitutes a repudiation of this contract.

Signature(s)	/s/ David D. Ellis
Name(s)	David D. Ellis
Capacity	Managing Director, Comverge International
For the Consultant:	Comverge South Africa, Pty. Limited, 10 Fricker Road Illovo Boulevard Johannesburg, South Africa
Name & signature of witness	(Insert name and address of organisation) The signatory warrants that he/she is duly authorised to sign this contract on behalf of the Consultant	Date:	14 December 2011 /s/ Eve M. Minner
Eve M. Minner

Acceptance

By signing here below, the Employer agrees to perform all of the obligations and liabilities of the Employer under this contract including compliance with all its terms and conditions. .

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Signature(s)	/s/ Andrew Etzinger
Name(s)	Andrew Etzinger
Capacity	SGM
for the Employer	Eskom, Megawatt Park, Sunninghill
Name & signature of witness	(Insert name and address of organisation) The signatory warrants that he/she is duly authorised to sign this contract on behalf of the Employer /s/ J.H. Thorby J.H. Thorby	Date	20/12/11

C1.2a Contract Data

Part one - Data provided by the Employer

Clause	Statement	Data
1	General
	The conditions of contract are	The conditions contained in the documents described in the cover page
	Dispute resolution option	W1
	Secondary options:	X2: Changes in the law
X4: Parent company guarantee
X10 Employer's Agent
X11: Termination by the Employer
X18: Limitation of liability
Z: Additional conditions of contract
10.1	The Employer is (Name):	Eskom Holdings SOC Limited (reg. no.: 2002/015527/06), a juristic person incorporated in terms of the company laws of the Republic of South Africa
	Address	Megawatt Park, Maxwell Drive, Sandton, Johannesburg, 2000
	Tel No.	011 800 8111
Fax No.
11.2 (9)	The services are	As per the Scope
11.2 (10)
The following matters will be included in the Risk Register, where the Parties agree that the risks announced are mutual and shall be mutually defined by the Parties throughout the duration of Agreement:
Performance Risk Developmental Risk Financial Risk Governance Risk
11.2 (11)	The Scope is in	the document called Scope
12.2	The law of the contract is the law of	the Republic of South Africa
13.1	The language of this contract is	English
13.3	The period for reply is	*** for replies and *** for responses.
13.6	The period for retention is (retention of at least documents, metering data and paperwork)	*** following Completion or earlier termination

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

2	The Parties' main responsibilities
25.2	The Employer provides access to the following persons, places and things	access to		access date
		1 2	Provide customer- and market knowledge, as and when required Provide access to Employer's personnel as and when required, or as specified in each Task Order	Within 2 weeks of request, unless otherwise expressly agreed in Task Order Within 2 weeks of request unless otherwise expressly agreed in Task Order
3	Time
31.2	The starting date is.	The date of last signature of the Contract Data, and the starting date is also the Contract Date
11.2 (3)	The completion date for the whole of the services is.	31 March 2013
11.2 (6)	The key dates and the conditions to be met are:	Condition to be met		key date
		1	Demand Response Platform to be fully operational for managing up to 500 (five hundred) MW	*** after the Contract Date
		2	Learnings of up to 100 MW of demand response	***

4	Quality
40.2	The quality policy statement and quality plan are provided within	6 weeks of the Contract Date
42.2	The defects date is	Completion
5	Payment
50.1	The assessment interval is	between the 25th day of each successive month
50.3	The expenses stated by the Employer are	Accounted for in the Price List

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

51.1	The period within which payments are made is
30 days after receipt of invoice.
The payment process will be initiated upon receipt of a copy of an invoice, and payment made only after receipt of an original and valid tax invoice, in accordance with applicable legislation

In respect of the ***, payment will be made by ***, provided that:
This contract (i) has been *** the *** by ***, and (ii) the cash flow or payment *** by ***, where Employer must complete ***, and Consultant must provide a *** which is received by ***, and both Parties will make best endeavours to meet the timelines.

51.2	The currency of this contract is the	South African Rand
51.5	The interest rate is
the publicly quoted prime rate of interest (calculated on a 365-day year) charged from time to time by the Standard Bank of South Africa (as certified, in the event of any dispute, by any manager of such bank, whose appointment it shall not be necessary to prove) for amounts due in Rand

6	Compensation events	Will be dealt with as per the core clauses of the conditions of contract, as amended by the Z clauses
7	Rights to material	Will be dealt with as per the core clauses of the conditions of contract
8	Indemnity, insurance and liability
81.1	The amounts of insurance and the periods for which the Consultant maintains insurance are
	Event	Cover	Period following Completion of the whole of the services or earlier termination
	Liability for failure by the Consultant to use the skill and care normally used by professionals providing services similar to the services	*** Rand) in respect of each claim, where the total annual aggregated liability is capped at ***.	See guidance notes to Consultants in Annexure A
	death of or bodily injury to a person (not an employee of the Consultant) or loss of or damage to property arising from or in connection with the Consultant's Providing the Services.	*** Rand) for any one occurrence or series of occurrences arising out of one event, where the total annual aggregated liability is capped at ***	See guidance notes to Consultants in Annexure A
death of or bodily injury to employees of the Consultant arising out of and in the course of their employment in connection with this contract
As prescribed by the Compensation for Occupational Injuries and Diseases Act No. 130 of 1993 and the Consultant's common law liability for people falling outside the scope of the Act with a limit of indemnity of not less than *** in respect of each claim
As Consultant deems necessary
81.1	The Employer provides the following insurances	Refer to Annexure A for details of insurance provided by the Employer

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

82.1	The Consultant's total liability to the Employer for all matters arising under or in connection with this contract, other than the excluded matters, is limited to	*** of the total of the Price, as described in the Form of Offer and Acceptance
9	Termination	Will be dealt with as per the core clauses, as amended by the Z clauses.
11	Data for Option W1
The Adjudicator is:
the person selected from the Eskom Panel of Adjudicators listed in Annexure B, or another person, where such Adjudicator shall be agreed between the Parties, and failing agreement within 5 days of the last nomination received from a Party, the person nominated by the chairperson of the Arbitration Foundation of South Africa (AFSA), who will be requested to bear in mind the nature of the dispute, i.e. whether it is a legal or technical matter, when making such appointment.

W1.4(2)	The tribunal is:	Arbitration in accordance with the procedural and substantive law of the Republic of South Africa, and the decision of any arbitrator will be final, and binding on the Parties
W1.4(5)	The arbitration procedure is	the latest edition of Rules for the Conduct of Arbitrations published by AFSA
	The place where arbitration is to be held	Johannesburg, South Africa
	The person or organisation who will choose an arbitrator if the Parties cannot agree a choice or if the arbitration procedure does not state who selects an arbitrator, is	the Chairman for the time being or his nominee of the Arbitration Foundation of South Africa or its successor body.
12	Data for secondary Option clauses
X2	Changes in the law
X2.1	The law of the project is
The law of the Republic of South Africa, which for the purposes of this clause includes any NERSA rules which have been properly enacted as provided for in section 35 of the Electricity Act of 2006, or any Act which replaces such Act

X4	Parent company guarantee	A parent company guarantee is required to be provided by the Consultant's parent company, Comverge Inc. in accordance with the form attached as Schedule 3.
X10	The Employer's Agent
X10.1	The Employer's Agent is
	Name:	John Thorby
	Address	Megawatt Park, Maxwell Drive, Sandton, Johannesburg
	The authority of the Employer's Agent is	Business Development Manager
X18	Limitation of liability
X18.1	The Consultant's liability to the Employer for the Employer's indirect or consequential loss is limited to:	***
X18.2	The Consultant's liability to the Employer for Defects that are not found until after the defects date is limited to:	*** of The total of the Price, as described in the Form of Offer and Acceptance
X18.3	The end of liability date is	the Completion of the services
Z	The Additional conditions of contract are:
Z1	Cession delegation and assignment
Z1.1	The Consultant does not cede, delegate or assign any of its rights or obligations to any person without the written consent of the Employer, which may not be unreasonably withheld.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Z1.2
The Employer may on written notice to the Consultant cede and delegate its rights and obligations under this contract to any of its subsidiaries or any of its present divisions or operations or other entity which may be converted into separate legal entities as a result of the restructuring of the Electricity Supply Industry and the Electricity Distribution Industry by the Government of the Republic of South Africa.

Z3	Change of Broad Based Black Economic Empowerment (B-BBEE) status
Z3.1
Where a change in the Consultant's legal status, ownership or any other change to his business composition or business dealings results in a change to the Consultant's B-BBEE status, the Consultant notifies the Employer within seven days of the change.

Z3.2
The Consultant is required to submit an updated verification certificate and necessary supporting documentation confirming the change in his B-BBEE status to the Employer within thirty days of the notification or as otherwise instructed by the Employer.

Z3.3
Where, as a result, the Consultant's B-BBEE status has decreased since the Contract Date the Employer may either re-negotiate this contract or alternatively, terminate the Consultant's obligation to Provide the Services.

Z3.4
Failure by the Consultant to notify the Employer of a change in its B-BBEE status may constitute a reason for termination. If the Employer terminates in terms of this clause, the procedures on termination are those stated in core clause 91. The payment on termination includes a deduction of the forecast of the additional cost to the Employer of completing the whole of the services in addition to the amounts due in terms of core clause 92.1.

Z4
Z4.1
Any offer, payment, consideration, or benefit of any kind made by either Party, which constitutes or could be construed either directly or indirectly as an illegal or corrupt practice, as an inducement or reward for the award or in execution of this contract constitutes grounds for terminating the contract or taking any other action as appropriate against the offending Party (including civil or criminal action).

Z4.2
The Employer may terminate the contract if the offending Party (or any member of the Consultant, where the offending Party is the Consultant, where the Consultant constitutes a joint venture, consortium or other unincorporated grouping of two or more persons or organisations) is found guilty by a competent court, administrative or regulatory body of participating in illegal or corrupt practices.

Such practices include making of offers, payments, considerations, or benefits of any kind or otherwise, whether in connection with any procurement process or contract with either Party or other people or organisations and including in circumstances where the Consultant, if the offending Party is the Consultant, or any such member is removed from the approved vendor data base of the Employer as a consequence of such practice.

Z4.3	If either Party terminates in terms of this clause, the procedures on termination are those stated in core clause 91.
Z5	Confidentiality
Z5.1
Neither Party discloses or makes any information (the Confidential Information) arising from or in connection with this contract available to Others. This undertaking does not, however, apply to information which at the time of disclosure or thereafter, without default on the part of the pertinent Party, enters the public domain or to information which was already in the possession of the pertinent Party at the time of disclosure (evidenced by written records in existence at that time). Should a Party disclose information to Others in terms of clause 23.1, that Party ensures that the provisions of this clause are complied with by the recipient.

Z5.2	If a Party is uncertain about whether any such information is confidential, it is to be regarded as such until notified otherwise by the other Party.
Z5.3
In the event that a Party is, at any time, required by law to disclose any such information which is required to be kept confidential, such Party, to the extent permitted by law prior to disclosure, notifies the other Party so that an appropriate protection order and/or any other action can be taken if possible, prior to any disclosure. In the event that such protective order is not, or cannot, be obtained, then the disclosing Party may disclose that portion of the information which it is required to be disclosed by law and uses reasonable efforts to obtain assurances that confidential treatment will be afforded to the information so disclosed.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Z5.4 Z5.5 Z5.6 Z5.7
The taking of images (whether photographs, video footage or otherwise) of the Employer's project works or any portion thereof, in the course of Providing the Services and after Completion, requires the prior written consent of the Employer. All rights in and to all such images vests exclusively in the Employer.

Confidential Information includes, but is not limited to any technical, commercial or financial information, know-how and trade secrets, processes, machinery, designs, drawings, technical specifications and data relating to the contract, in whatever form and which relates to the disclosing Party's business practices or promotion of the disclosing Party's business plans, policies or practices or any other information of the disclosing Party's business, in the widest possible sense, and which information is either communicated to or otherwise acquired by the receiving Party from the disclosing Party during the course of the Parties' discussions and negotiations, or any other type of meeting, with one another, whether or not such information is formally designated as confidential

The parties may disclose Confidential Information to their respective officers directors, employees, agents and professional advisors who:
Z5.6.1have a need to know (and then only to the extent that each such person has a need to know);
Z5.6.2are aware that the Confidential Information must be kept confidential;
Z5.6.3are aware of the disclosing party's undertaking in relation to such information in terms of this agreement; and
Z5.6.4have been directed by the disclosing party to keep the Confidential Information confidential and have undertaken to keep the Confidential Information confidential.

Upon termination or expiration of this contract, the Parties shall promptly, and in any event, within 5 days after such request from the other Party, return or destroy all copies of the Confidential Information and other material if they contain any Confidential Information, and delete all Confidential Information from all computer systems and databases. Any Confidential Information that is not returned or destroyed remains subject to the confidentiality obligations under this contract.

Z6	Waiver and estoppel: Add to core clause 12.3:
Z6.1
Any extension, concession, waiver or relaxation of any action stated in this contract by the Parties or the Adjudicator, does not constitute a waiver of rights, and does not give rise to an estoppel unless the Parties agree otherwise and confirm such agreement in writing.

Z7	Provision of a Tax Invoice. Add to core clause 51:
Z7.1
The Consultant (if registered in South Africa in terms of the companies Act) is required to comply with the requirements of the Value Added Tax Act, no. 89 of 1991 (as amended) and to include the Employer's VAT number 4740101508 on each invoice he submits for payment.

Z8	Notifying compensation events
Z8.1	Delete from the last sentence in core clause 61.3, “unless the Employer should have notified the event to the Consultant but did not”
Z9	Employer's limitation of liability
Z9.1	The Employer's liability to the Consultant for the Consultant's indirect or consequential loss is limited to ***
Z10	Termination: Add to core clause 90.1, at the second main bullet point, fourth sub-bullet point, after the words "against it":
Z10.1	or had a judicial management order or business rescue order granted against it.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Z11
Repayment of capital

If, at the Completion of the services, the Employer and the Consultant have not entered into a contract to extend the services of the Consultant, either as per the Scope or as per any agreed increased scope of work or a separate contract, then the Employer will refund the actual value of the capital expenditure, as per the Task Order, to a ***.

If, at the completion of the services, the Employer and the Consultant have not entered into a contract to extend the services of the Consultant, either as per the scope or as per any agreed increased scope of work or a separate contract, then the Employer will refund the actual value of the capital expenditures, as per the Task Order, to a ***.

Z12	Survival
Clauses W1, Z5, Z10.10, will survive the termination of this contract.
Z13	Solicitation

A Party may not, without the prior agreement of the other Party, solicit for employment any employee of the other party who has been involved in this contract at any time while that employee is working for the other Party on this contract, or for a period which is the lesser of (i) *** following termination of such employee's employment with the other Party; and (ii) *** from expiry of the contract.

Z14	Restraint of trade

Both Parties will ensure that any employee formally seconded to the Consultant for the purposes of dedicated participation in the services enters into a restraint of trade agreement (in the form set out in Schedule 7) prior to their participation in the services.

Z15	Indemnity

delete clause 80.1 and replace with the following:

"The Consultant defends, indemnifies, and holds harmless the Employer from and against any claims, damages, liabilities, costs, and expenses (including attorney's fees) of any third party for which the Employer becomes liable or incurs for any material breach of representation or negligence by the Consultant in the event that the Consultant is proportionately or wholly negligent.

The Employer defends, indemnifies, and holds harmless the Consultant from and against any claims, damages, liabilities, costs, and expenses (including attorney's fees) of any third party for which the Consultant becomes liable or incurs for any material breach of representation or negligence by the Employer in the event that the employer is proportionately or wholly negligent.

Z16	Limitation of Liability

delete the first paragraph of clause 82.1 and replace with the following:

"Each Party's total liability to the other for all matters arising under or in connection with this contract, other than the excluded matters, is limited to the amount stated in the *** and applies in contract or delict and otherwise to the extent allowed under the law of the contract."

delete the words "the Consultant" in the second paragraph of clause 82.1 and replace with "either Party as applicable"

Delete all the bullet points to the second paragraph of clause 82.1 and add the following bullet points:
loss of or damage to third party property;
death of or bodily injury to a person other than an employee of the Parties;
any breach of the confidential information provision;
any breach of the intellectual property rights provisions, or an infringement by any Party of the intellectual property rights of third parties;
any indemnity provision.

Z17	Demobilisation

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

The Employer may, without cause, terminate this contract at any time, in whole or in part, by providing written notice of termination to the Consultant. The termination will be effective as specified in the Employer's notice of termination, but not earlier than one day after Consultant's receipt of the notice. Notwithstanding the effective date of termination, the Consultant shall have 30 days to wind down and demobilise. The Employer shall provide the Consultant with all reasonable assistance to do so.

Notwithstanding the content of core clause 92.1 and instead thereof, for the purposes of this clause Z17 only, if the contract is terminated as provided in the paragraph above, the Employer shall pay the Consultant the following:

If the total amount paid to the Consultant, at the time that the Employer gives notice of termination, in terms of this clause, is equal to or less than***, the Employer pays the Consultant an additional amount, which amount shall be final, of *** only; or, if the total amount paid to the Consultant in terms of this contract, at the time that the Employer gives notice of termination, in terms of this clause, is more ***, the Employer pays the Consultant an additional amount, which amount shall be final, of *** only, and an amount due assessed as for normal payments.

Z18	Termination event for software licence agreement

Renumber clause 90.2 as clause 90.2a, and add the following clause 90.2b:

90.2b    The Consultant may terminate the software licence and support agreement if the Employer is in breach thereof, which breach, if capable of being cured, is not cured within thirty (30) days after the Consultant gives the Employer written notice of such breach; or the Consultant may terminate the software licence agreement immediately upon notice if the Employee breaches any of its obligations under Section 3 thereof. Such termination will not affect any rights which may have accrued to either Party under this contract prior to such termination.

Replace the second bullet of clause 91.1 with the following:

“The Employer may complete the services and may use any material to which he still has title, provided that in the event of termination in terms of clause 90.2b, clause 7.1 of the software license and support agreement will apply.

Z19	Option X 18: Limitation of liability
Add clause 18.4 as follows:
“Indirect or consequential loss will include, without limitation, loss of profits, loss of use, business interruption, loss of data, cost of cover, loss of income and loss of production.
Z20	Expert

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Insert a new clause W1.5 to dispute resolution option W1:

Where there is an ambiguity in the Scope and the Parties do not agree whether an issue falls within or outside of the Scope, either Party may refer the matter for determination by an expert. Such expert (who shall be appropriately qualified) ("Expert") shall be as agreed by the Parties or, failing agreement within 5 days, as appointed by the AFSA, who must appoint an independent and appropriately qualified Expert.

If the Expert determines that the relevant matter falls within the Scope then the Consultant shall execute the work required at no extra cost to the Employer.

If the Expert determines that the relevant matter does not fall within the Scope the Parties shall attempt to agree a price for the execution of the work required. Absent an agreement on the price within 15 days the relevant matter shall be omitted from the Scope subject thereto that any Party who disagrees with the initial determination leading to a discussion on price, and a possible consequential omission from the Scope, has the opportunity to refer the matter for resolution in terms of option W1.

Prior to making his determination, the Expert shall have the right, upon giving reasonable notice, to convene meetings with either or both of the Parties at which he may require either of them to clarify and explain their respective proposals. Each Party may present its own expert opinion or evidence at such meetings.

The determination of an Expert is not final and binding and either Party may institute the dispute resolution process provided for in option W1.

Z21	Intellectual Property
The following definitions are used for the purposes of this clause:

Intellectual property rights includes all industrial and intellectual property rights whether protected by statute or at common law, including all copyright and similar rights, trade secrets and know-how, rights in relation to designs (whether or not registrable), rights in relation to registered and unregistered trademarks, the services, the hardware and the software, provided in the pilot project, but excludes non-assignable IP rights;

Background IP means the intellectual property rights belonging to the respective Parties or any other person that are/is in existence prior to the date of the contract;
non assignable IP rights means non-assignable moral rights, rights of identity, rights of integrity, and similar non-assignable personal rights of authors and producers.

Work in progress means, as the context requires, the services in its all stages of negotiation, discussion, delivery, training, including all equipment, software, hardware, raw materials, inventory and components on hand, created during the term of the contract or acquired for the performance of the services.

Z21.1Consultant's Background IP:

Z21.1.1    The Employer acknowledges that the Consultant remains the owner of all of the Consultant's Background IP and that nothing in the contract prevents, limits or restricts the Consultant's use or exploitation of the Consultant's Background IP.

Z21.1.2    During the term of the contract, the Consultant grants to the Employer a non-exclusive, non-transferable, revocable licence to use the Consultants Background IP provided by the Consultant to the Employer for the sole purpose of performing its obligations under the contract.

Z21.1.3    The Employer may not, without the Consultant's prior written permission, sub-licence or provide the Consultant's Background IP to any person for the purposes of providing services to or performing work for the Employer. The Employer shall not reproduce, communicate, use, register or attempt to register any interest in or otherwise deal with     the Consultant's Background IP or allow any other person to do the same, for any purpose.

Z21.2 Consultant's Background IP Warranty

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Z21.2.1    The Consultant warrants that it has the right to license all of its Background IP to the Employer in accordance with clause Z21.1, and that use by the Employer of the     Consultant's background IP in accordance with the contract will not infringe the intellectual property rights of any third person or breach any applicable laws.
Z21.2.2    The Consultant shall be liable for and shall indemnify and hold harmless the Employer and its personnel against any liability, whether direct or indirect, arising out of any claim by a person against the Employer or its personnel alleging that the Consultant's Background IP and its use by the Employer or by another person at the direction of the Employer, infringes any intellectual property rights.

Z21.3 Employer's Background IP:

Z21.3.1    The Consultant acknowledges that the Employer remains the owner of the Employer's Background IP and that nothing in the contract prevents limits or restricts the Employer's use or exploitation of the Employer's Background IP.
Z21.3.2    The Employer grants to the Consultant a non-exclusive, non-transferable, revocable licence to use the Employer's Background IP provided by the Employer to the Consultant for the sole purpose of performing its obligations under the contract. The Consultant may sub-licence this licence to any sub-consultant where that sub-            consultant requires such Employer's Background IP for the purposes of performing any part of the services subcontracted to it.

Z21.3.3    The Consultant shall maintain the Employer's Background IP in confidence unless otherwise agreed by the Employer.
Z21.3.4    The Consultant shall not reproduce, communicate, use, register or attempt to register any interest in, or otherwise deal with the Employer's Background IP, or allow any other person to do the same, for any purpose other than to perform the Consultant's obligations under the contract.

Z21.3 Work in Progress:

Z21.3.1    The work in progress shall become the sole and absolute property of the Consultant. All work in progress shall be and remain with the Consultant free and clear. Such work in progress shall be clearly identified and visibly tagged or marked by the Employer as the property of the Consultant, and shall not be co-mingled in the Employer's property, services, software, hardware or the like or with the property of third parties. The Consultant shall have the right, at its sole and absolute discretion, to inspect and verify that the work in progress has been identified as the Consultant's property.

Z22	Supplier Development and Localisation (SD&L)

Z22.1 The Consultant confirms that it is willing to contribute to supplier development and localisation in South Africa.
Z22.2 To this end, the Consultant will use reasonable endeavours to achieve the targets set out in the SD&L plan.
Z22.3 The Consultant will, as soon as possible after the starting date, provide to the Employer an implementation plan wherein it sets out how and by when it intends achieving the targets as set out in the SD&L plan.
Z22.4 The Consultant undertakes to report to the Employer every 4 months, calculated from the starting date , on its progress regarding the implementation plan.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Annexure A:    Notes to Consultants

This is guidance to Consultants to assist their decision making about what cover to arrange in the insurance to be provided by the Consultant. The guidance is not part of the contract and the Employer carries no liability for it.

1.
For the purpose of works contracts, insurance provided by Eskom (the Employer) has been arranged on the basis of “project” or “contract” value, where the value is the total of the Prices at Completion of the whole of the works including VAT.

A “project” is a collection of contracts or work packages to be undertaken as part of a single identified capital expansion or refurbishment of a particular asset or facility.

A “contract” is a single contract not linked to or being part of a “project”.

2.	There are three main “formats” of cover and deductible structure; Format A, Format B and Format Dx.

Format A is for a project or contract value less than or equal to R350M (three hundred and fifty million Rand) inclusive of VAT.

Format B is for a project or contract value greater than R350M .(three hundred and fifty million Rand) inclusive of VAT.

In the case of contracts / packages within a project:

•	For a contract / package of R50M which is part of a R400M project, Format B will apply

•	For a contract / package of R250M which is part of a R6 billion project, Format B will apply;

•	For a contract / package of R120M which is part of a R350M project Format A will apply;

For a contract which is not part of a project the same limits apply:

•	For a contract of R50M, Format A will apply

•	For a contract of R355M, Format B will apply.

Format Dx applies only to Distribution Division projects and contracts. If a Distribution Division project or contract exceeds the Format A limit, the Eskom Insurance Management Services [EIMS] need to be contacted for advice on how to formulate the insurance cover. Cover and deductibles for Distribution Division are per the relevant policy available on the internet web link given below.

Format A generally applies to Transmission Division projects and contracts. If a Transmission Division project or contract exceeds the Format A limit, the Eskom Insurance Management Services [EIMS] need to be contacted for advice on how to formulate the insurance cover.

3.	Further information and full details of all Eskom provided policies and procedures may be obtained from:

http://www.eskom.co.za/live/content.php?Item_ID=9248

4.
The Insurance which the Consultant is to provide against his liability for claims made against him arising out of his failure to use reasonable skill and care (first row in the Insurance Table of clause 81.1 in the PSC3) should also indemnify the Consultant for those sums which he could become legally liable to pay as damages arising from any claim first made against him and reported to Insurers some time after Completion of the whole of the services. Hence the Consultant needs to ensure that his cover is in place at least until all his liabilities under the contract have expired. Such claims could arise out of any negligent act, error or omission committed or alleged to have been committed by the Consultant in the conduct of professional services in connection with the contract.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Annexure B:    The Employer's Panel of Adjudicators

The following persons listed in alphabetical order of their surname have indicated their willingness to be included in the Eskom Panel of Adjudicators. Their CV's may be obtained by using the contact details provided.

Name	Location	Contact details (phone & e mail)
***	Gauteng	***
***	Gauteng	***
***	Gauteng	***
***	UK	***
***	Gauteng	***
***	Gauteng	***
***	Cape Town	***
***	Gauteng	***

Information about the Panel and appointment of the selected Adjudicator is available from Eskom Supply Chain Operations management, by contacting *** (Tel.: ***)
(Fax : ***) E-mail: ***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Part C1: Agreement & contract Data        C1.2a PSC3 contract Data part 1

SCHEDULE 3

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

[LETTERHEAD OF COMVERGE, INC.]

Eskom Holdings Limited Megawatt Park Maxwell Drive Sandton Johannesburg	Date:	November 30, 2011

Dear Sirs,

Parent Company Guarantee for Contract No 4600043033

With reference to the above numbered contract made or to be made between

Eskom Holdings Limited	(the Employer) and
Comverge South Africa, Pty., Ltd.	(the Consultant), for
Contract No. 4600043033	(the services).

I/We the undersigned	David Mathieson
on behalf of the Consultant's parent company	Comverge, Inc.
of physical address	5390 Triangle Parkway, Suite 300, Norcross, GA 30092, USA

and duly authorised thereto do hereby unconditionally guarantee to the Employer that the Consultant shall Provide the Services in accordance with the above numbered Contract.

1.	If for any reason the Consultant fails to Provide the Services, we hereby agree to cause to Provide the Services at no additional cost to the Employer.

2.
If we fail to comply with the terms of this Deed of Guarantee, the Employer may itself procure such performance (whether or not the Agreement be formally determined). The Employer is to notify us and we shall indemnify the Employer for any additional cost or expense it incurs.

3.
Our liability shall be as primary obligor and not merely as surety and shall not be impaired or discharged by reason of any arrangement or change in relationship made between the Consultant and the Employer and/or between us and Consultant; nor any alteration in the obligations undertaken by the Consultant or in the terms of the Agreement; nor any indulgence, failure, delay by you as to any matter; nor any dissolution or liquidation or such other analogous event of the Consultant.

4.
The Employer shall not be obliged before taking steps to enforce the terms of this Deed of Guarantee to obtain judgement against the Consultant in any court or other tribunal, to make or file any claim in liquidation (or analogous proceedings) or to seek any remedy or proceed first against the Consultant.

5.
This Deed of Guarantee shall be governed by and construed in accordance with the laws of the Republic of South Africa and we hereby submit to the non-exclusive jurisdiction of the Supreme Court of South Africa.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Signed at	12:00pm	on this	30th	day of	November	2011

Signature(s)	/s/David Mathieson
Name(s) (printed)	David Mathieson
Position in parent company	EVP, Chief Financial Officer
Signature of Witness(s)	/s/Helen Schuler
Name(s) (printed)	Helen Schuler

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

C1.2b Contract Data

Part two - Data provided by the Consultant

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Clause	Statement	Data
10.1	The Consultant is (Name):	Comverge SA
	Address	10 Fricker Road Illovo Boulevard Johannesburg, South Africa
Tel No.
Fax No.
22.1	The Consultant's key persons are:
	1Name:	David Ellis
	Job:	Managing Director Comverge International
Responsibilities:
Qualifications:
Experience:
2Name:
Job
Responsibilities:
Qualifications:
Experience:
Info.		CV's (and further key persons data including CVs) are appended to Tender Schedule entitled.
11.2 (3)	The completion date for the whole of the services is	31 March 2013
11.2 (10)	The following matters will be included in the Risk Register, where the Parties agree that the risks announced are mutual:
Performance Risk- managing the CSPs in a similar fashion
Developmental Risk- software functionality required outside of the Scope
Financial Risk-increased cost associated for change orders outside of the Scope
Governance Risk - separation of functions of CSP and Aggregator

11.2 (13)	The staff rates are as per	The SD&L Matrix
25.2	The Employer provides access to the following persons, places and things	access to		access date
		1	Provide customer- and market knowledge, as and when required	Within 2 weeks of request, unless otherwise expressly agreed in Task Order
		2	Provide access to Employer's personnel as and when required, or as specified in each Task Order	Within 2 weeks of request, unless otherwise expressly agreed in Task Order

31.1	The programme identified in the Contract Data is required within 4 weeks after contract signing
50.3	The expenses stated by the Consultant are set out in the	Price List and SD&L Matrix
Term contract
11.2 (25)	The task schedule is in	Scope

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

List of terms / acronyms:

1.	Agent: An entity accredited by Eskom to recruit potential Load Providers for participation in a Demand Response aggregation programme on behalf of one or more CSPs.

2.	Agent Rules: Rules and guiding principles that specifically govern the participation of Agents in the DR Aggregation programme.

3.
Aggregator: An entity that aggregates available load reduction from Load Providers and makes it available for use on an aggregated basis by the System Operator. Its duties may include scheduling and dispatching of demand response resources, collection of meter data, and processing payment of Load Providers.

4.	Automated Clearing House (ACH): An electronic network for financial transactions, which will be used in the DRAPP to process Settlement Statement payments to CSPs and Load Providers.

5.
CBL mechanism: A mechanism used for determination of the amount of Load reduced by a Load Provider. The mechanism determines the level of reduction by comparing the actual consumption during an Integration Period relative to the value of the CBL for the same Integration Period.

6.	CSP Rules: Rules and guiding principles that specifically govern the participation of CSPs in the DR Aggregation programme.

7.
Customer Base Line (CBL): A profile consisting of averaged 30 minute consumption profiles and which is representative of the consumer's average consumption. These profiles shall exclude planned downtime, Load Control Events, as well as process start-up periods.

8.	Customer Classes: Refers to a classification of consumers of electricity according to their processes, consumption pattern and/or level of consumption per annum

9.
Customer Service Provider (CSP): An entity, accredited by Eskom, that is responsible for recruiting and managing demand response contracts with Load Providers for the provision of demand response and administering the Load Provider.

10.
Demand Response (DR): An ad hoc intervention in the form of a reduction in electrical consumption or distributed generator dispatch that only changes the national demand profile for as long as it is dispatched and in consideration of the balance between demand and supply at the time of the intervention. Load shedding and/or any intervention that either permanently or semi-permanently changes the national demand profile without being dispatched per event, and as described above, is not included.

11.	DRAPP: Demand Response Aggregation Pilot Programme

12.	Integration Period: A period of 30 minutes, unless specified otherwise, during which the electrical consumption of a consumer of electricity accumulates and is recorded.

13.
IVR: Interactive Voice Response: a technology that allows a computer to interact with humans through the use of voice and human keypad inputs. This type of system might be used during the DRAPP to notify Load Providers and CSPs of a Load Control Event.

14.	Load: Refers to the amount of electrical consumption of the Load Provider that the Load Provider expects to be reduced, per hour, measured in kW or MW.

15.
Load Control Event: Refers to a period in time during which the electricity system is under constraint and during which the System Operator has requested Demand Response, with a specific begin- and end time.

16.	Load Provider (LP): A consumer of electricity, whether directly or indirectly linked to the Eskom electricity network, which has been contracted and certified to allow Demand Response.

17.
Market: The environment within which CSPs, Agents and LPs participate in the Demand Response aggregation programme and which includes all licensees' areas of supply in South Africa as well as neighbouring countries that are directly or indirectly connected to the Eskom electricity network and whose electricity consumption will have an influence on the Eskom supply and demand balance.

18.	Market Rules: Rules and guiding principles that govern participation of CSPs, Agents and LPs in the Market.

19.
Megawatt (MW): A unit of measure for electrical demand. As used in this context it refers to the amount of Demand Response / Load reduction and is therefore a measure of reduction of electrical demand.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

20.	M&V: Monitoring and Verification

21.	NOC: Network Operation Centre

22.
Organizational Change Management (OCM) Plan: a structured approach to shifting/transitioning individuals, teams, and/or organizations from a current state to a desired future state. It is an organizational process aimed at empowering employees to accept and embrace changes in their current business environment. In project management, change management refers to a project management process where changes to a project are formally introduced and approved. In the DRAPP, the Consultant will lead the Employer and the Load Providers through an Organizational Change Management Plan to introduce Demand Response into the Market.

23.	SD&L: Supply Development and Localisation

24.
Service Assurance: The application of policies and processes to ensure that services offered meet a pre-defined service quality and performance level. In the DRAPP, those levels will relate to the deployment of load control events to the CSPs and Load Providers.

25.	Settlement algorithm document: A formula used to calculate the appropriate Settlement Statement for a Load Provider based on the actual reading of metering data as well as the Market Rules fee structure establishing DRAPP fees and as defined by the Employer.

26.
Settlement Statement: A document to be provided to Load Providers and CSP's by the Aggregator at the end of each calendar month and which document summarises the level of participation by a Load Provider and the anticipated amount of money due to the Load Provider by Eskom for Demand Response.

27.
Web Services Definition Language (WSDL): an XML format for describing network services as a set of endpoints operating on messages containing either document-oriented or procedure-oriented information. This format is used by the Consultant's IntelliSOURCE software application to dispatch Load Control Events to CSPs and Load Providers as well as gathering metering data back from the Load Providers.

28.	Web User Interface (Web UI): The screens of the Consultant's IntelliSOURCE software application used throughout the DRAPP by the Employer, the Consultant, the Load Provider and CSP.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Scope
The contents of this Scope are considered Comverge South Africa (Pty) Ltd, otherwise known as the Consultant, confidential information and should be treated as such. The parties agree that certain materials outlined in the Scope are Consultant's protected intellectual property and will be kept strictly confidential. In accordance with the goals of the Employer's Demand Response Aggregation Pilot Programme (DRAPP), Consultant shall keep strictly confidential the substance of its discussions and conversations with, and its advice to Employer's personnel relating to the contractual agreement, except that such confidentiality shall not apply to any information that:

a).	is generally available to the public

b).	becomes public information other than by an unauthorized act or omission by Consultant or any Consultant agent or representative of Consultant.

c).	as shown by written records, was known to Consultant prior to the receipt of such information from Employer

d).	is received by Consultant from third parties who were entitled to receive and transfer such information without obligations of confidentiality to Employer

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

A.	Aggregator
***

***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

The main roles of the Parties are as follows:

▪	Employer

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

▪	Consultant in its role as Aggregator

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

▪	Customer Service Providers

◦	***

◦	***

◦	***

◦	***

◦	***

◦	***

▪	Agents

◦	***

***.

1.	Program Implementation
***.

***

•	***

•	***

•	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

•	***
The roles/responsibilities are assigned in the risk matrix as:

Responsibility	Description
***	***
***	***
***	***
***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Program Implementation	Consultant (Aggregator)	Consultant Learnings	the Employer
Task 1 - ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Task 2 - ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Task 2 - ***
***	***	***	***
***	***	***	***
***	***	***	***
Task 3 - ***
***	***	***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Task 4 - ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***	***	***	***
Task 5 - ***
***	***	***	***
***	***	***	***
***	***	***	***
Task 5 - ***
***	***	***	***
***	***	***	***
***	***	***	***
Task 6 - ***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***	***	***	***
***	***	***	***
***	***	***	***
Task 7 - ***
***	***	***	***
***	***	***	***
***	***	***	***

Program Operations
***

▪	***

▪	***

▪	***

▪	***
***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***

Qualification & Enrollment
Description
Input
***:

•	***

•	***

•	***

•	***
Process
***

Output
***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Process graph
***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Project Operations - Short Term	the Employer	Consultant	CSP	Munic	Agent	Load Provider
***
***	***
***		***
***			***
***		***
***		***
***		***
***		***
***	***
***	***			***
***	***
***		***
***		***
***			***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***	***
***	***
***		***
***		***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Project Operations - Long Term	the Employer	Consultant	CSP	Munic	Agent	Load Provider
***
***	***		***
***		***
***		***
***		***
***		***	***
***		***	***
***		***
***	***			***
***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***		***
***		***
***		***
***	***
***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Qualification and Enrollment Process Scope
Consultant Deliverables

•	***

◦	***

◦	***

◦	***

◦	***

•	***

•	***

•	***

•	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Scheduling & Dispatch Description
Input
***

•	***

•	***

•	***
Process
***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Output
***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Project Operations - Short Term	the Employer	Consultant	CSP	Munic	Agent	Load Provider
***
***		***
***		***
***	***
***	***
***		***
***		***	***
***	***	***	***
***						***
***			***
***		***
***		***
***			***
***						***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***	***
***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Project Operations - Long Term	the Employer	Consultant	CSP	Munic	Agent	Load Provider
***
***						***
***			***			***
***		***
***	***
***	***
***	***
***		***
***		***	***
***	***	***	***
***						***
***			***
***		***
***		***
***			***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***		***
***	***
***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Scheduling & Dispatch Scope
Consultant Deliverables

•	***

•	***

•	***

•	***

•	***

◦	***

◦	***

◦	***
The Employer / Aggregator Call Centre Integration
***

•	***

•	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Monitoring &Verification (M&V) and Performance Reporting Description
Input
***

•	***

•	***

•	***

•	***
Process
***
Output

•	***

•	***

•	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

PROCESS GRAPH

***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Project Operations - Short Term	the Employer	Consultant	CSP	Munic	Agent	Load Provider
***
***		***
***		***
***	***
***		***
***			***
***		***
***	***	***	***
***						***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Project Operations - Long Term	the Employer	Consultant	CSP	Munic	Agent	Load Provider
***
***		***
***		***
***	***
***		***
***			***
***		***
***		***
***	***	***	***
***						***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Consultant Deliverables

•	***

•	***

•	***

•	***

•	***

•	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Settlement and Payment Processing Description
Input
***

•	***

•	***

•	***

•	***

Process

***

***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Output

•	***

•	***

•	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Project Operations - Settlement	the Employer	Consultant	CSP	Munic	Agent	Load Provider
***
***			***
***	***
***		***
***		***
***			***
***		***
***	***
***		***
***		***
***			***
***		***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Project Operations - Payment	the Employer	Consultant	CSP	Munic	Agent	Load Provider
***
***	***
***		***
***		***
***		***
***		***
***			***
***						***
***		***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Settlement Deliverables

•	***

•	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Learnings

A.	The Employer Learnings Basis of Estimate
***.

***.

***.

***.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Appendices
Appendix A-Assumptions

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

APPENDIX A: Assumptions
CSPs and Load Providers

1.	***

2.	***

3.	***

4.	***

5.

6.	***

◦	***

◦	***

7.	***

8.	***
Reporting

1.	***

2.	***

3.	***

4.	***

5.	***
IntelliSOURCE

1.	***

2.	***

3.	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

4.	***.

5.	***

6.	***

7.	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

SOFTWARE LICENSE AND SUPPORT AGREEMENT
This Agreement is entered into by and between the Consultant, in this Agreement referred to as Comverge, and the Employer, in this Agreement referred to as the LICENSEE and describes the terms and conditions pursuant to which Comverge shall license to LICENSEE and support certain Comverge Software (as defined below).

While this Agreement forms part of the NEC 3 Professional Services Contract for the Demand Response Aggregation Pilot Programme (DRAPP) signed between the Parties, it is severable from said contract to the extent that it may be necessary to terminate the licenses granted herein.

1.	Definitions

1.1	“Agreement” means this Software License and Support Agreement, including any and all attached Schedules.

1.2    “Comverge Software” means (i) the software products designated on the relevant Schedule hereto provided to LICENSEE by Comverge in executable form (but not the Source or Object Code), (ii) the associated program documentation (“Documentation”), (iii) any source code or object code which Comverge in its sole discretion may provide to LICENSEE from time to time and (iv) any Updates, modifications, maintenance releases, bug fixes or work-arounds which Comverge may provide to LICENSEE from time to time. For Hosted Solutions, as defined herein, the Comverge Software shall be housed at a Comverge facility where LICENSEE shall be given access via a web-based portal to such software.

1.3    “Hosted Solution” means Comverge housing and hosting the Comverge Software for LICENSEE on Comverge's own computer servers, as explained in Schedule A1.

1.4    “Confidential Information” in this Agreement, means this Agreement and all its Schedules, any addenda hereto signed by both parties, all software listings, Documentation, information, data, drawings, benchmark tests, specifications, trade secrets, object code, know-how and machine-readable copies of the Comverge Software, and any other proprietary information supplied to LICENSEE by Comverge or by LICENSEE to Comverge which is clearly marked as “confidential” if in tangible form, or identified as “confidential” if orally disclosed.

1.5    “Current Version” means the newest available release of the Comverge Software.

1.6    “Designated Equipment” means the computer hardware on which the Comverge Software will be installed as set forth on the relevant Schedule.

1.7    “New Releases”: The term “New Releases” means material improvements or changes to the Comverge Software that may enhance operating performance. A New Release is signified by an increase in the release number to the left of the first decimal.

1.8    “Schedule” means a written document, signed by the Parties and expressly referencing this Agreement, which sets forth the Comverge Software, Designated Equipment, Production Site, License Fees, Support and Maintenance Fees, License Term (defined in Schedule A1) and other terms agreed to by the Parties.

1.9    “License Fees” means the payment for the Comverge Software license as contained in the NEC 3 Professional Services Contract for the DRAPP.

1.10     “Production Site” means the address and location of the Designated Equipment on which the Comverge Software will be installed as set forth on the relevant Schedule.

1.11 “Support and Maintenance Fees” means the fees for reasonable efforts to perform the Support and Maintenance Services set forth in the NEC 3 Professional Services Contract for the DRAPP, Price List.

1.12 “Updates” means any updates to the Comverge Software licensed hereunder, when and if available, and which Comverge, in its discretion, makes generally available to its Comverge Software LICENSEEs, where Updates are typically notated by a change to the right of the decimal. Updates do not include New Releases.

2    Grant of License
2.1 Comverge grants to LICENSEE a *** to use the Comverge Software identified in Schedule A1 on the Designated Equipment located at the designated Production Site as set forth in Schedule A1, or for Hosted Solutions, through a web-based portal as designated in Schedule A1. LICENSEE may move from a Hosted Solution to a LICENSEE in-house solution at any time, without penalty. LICENSEE may possess only the number of copies of any Comverge Software necessary for the type of use specified

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

in this Agreement and may use such copies only in accordance with this Agreement and the Documentation. Comverge shall at all times retain ownership of all Comverge Software including any Documentation and any copies thereof.

2.2    Comverge will deliver to LICENSEE, as soon as is practicable, either the Comverge Software or required information to enter the web-based portal for Hosted Solutions. LICENSEE may not reproduce the Documentation, without Comverge's express written permission.

2.3    Unless otherwise expressly prohibited, LICENSEE may copy the Comverge Software for backup or archival purposes provided that all titles, trademark symbols, copyright symbols and legends, and other proprietary markings are reproduced.

2.4    Comverge grants and LICENSEE receives no other rights or licenses to the Comverge Software, derivative works (as defined in the United States copyright Act of 1976, Title 17 USC Section 101 et. Seq.) or any intellectual property rights related thereto, including without limitation “know-how”, whether by implication, estoppel or otherwise, except those rights expressly granted in this Section 2. However, it is agreed that the LICENSEE will be granted access to the necessary know-how, for the duration of the license term, to enable it to beneficially use the license as granted.

2.5    Comverge shall install the Comverge Software on the test equipment at the LICENSEE premise. Upon completing installation of the Comverge Software, Comverge shall demonstrate the Comverge Software functionality as follows to LICENSEE (where such demonstration is the “Acceptance Test”):

2.5.1	***

2.5.2	***

2.5.3	***

2.5.4	***

2.5.5	***

2.5.6	***

2.5.7	***

2.5.8	***

2.5.9	***

2.5.10	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Upon completing the demonstration of the Comverge Software, LICENSEE shall acknowledge in writing the completion of the Acceptance Test and the Comverge Software shall be deemed accepted by LICENSEE. If LICENSEE does not believe that Comverge completed the Acceptance Test, it shall issue a defect notice within twenty-four hours of the test as described above, explaining the areas for further testing. Comverge shall review LICENSEE's notice and, in the reasonable professional judgment of Comverge, shall take actions to address the areas of defect and resubmit for Acceptance Testing within 30 days of the notice. If the Parties are unable to agree to the successful completion of the Acceptance Testing, they shall submit to the dispute resolution process pursuant to NEC 3 Professional Services Contract for the DRAPP within thirty (30) days of the last Acceptance Test. If the LICENSEE is successful during such dispute resolution process, Comverge SA shall refund a portion of the License fee paid by LICENSEE, as determined through the dispute resolution process.

3    License Restrictions

3.1	LICENSEE agrees that it will not itself, or through any parent, subsidiary, affiliate, agent or other third party:

3.1.1    sell, lease, license, sublicense, encumber or otherwise deal with (save as authorised herein) any portion of the Comverge Software or Documentation;

3.1.2    compile, disassemble, or reverse engineer any portion of the Comverge Software or attempt to discover any source code or underlying ideas, algorithms or functionality of any Comverge Software;

3.1.3    create any derivative work based on the Comverge Software or any Comverge Confidential Information;

3.1.4    use the Comverge Software in any way that is not intended, including without limitation to provide processing services to third parties, commercial timesharing, rental or sharing arrangements, or on a “service bureau” basis or otherwise use or allow others to use the Comverge Software for the benefit of any third party;

3.1.5    provide, disclose, divulge or make available to, or permit use of the Comverge Software by persons other than LICENSEE's employees who have signed a confidentiality agreement consistent with the terms and provisions herein, without Comverge's prior written consent;

3.1.6    use any Comverge Software, or allow the transfer, transmission, export, or re-export of any Comverge Software or portion thereof in violation of any export control laws or regulations administered by the U.S. Commerce Department, OFAC, or any other government agency. All the limitations and restrictions on the Comverge Software in this Agreement also apply to the Documentation.

4    Manner of Payment
All support and maintenance fees due hereunder shall be made according to the NEC 3 Professional Services Contract for the DRAPP between the Parties.

5    License Fee/ Payment
In consideration of the rights granted herein, LICENSEE shall pay Comverge the License Fees specified in the core clauses, Price List and Contract Data of the NEC 3 Professional Services Contract for the DRAPP signed between the Parties.

6    Maintenance and Technical Support
6.1    Upon payment of the Support and Maintenance Fees at the intervals as described in the Scope and Price List of the NEC 3 Professional Services Contract for the DRAPP the LICENSEE shall be entitled to receive the Updates, if any, and technical support in accordance with the upgrade and technical support details on Schedule A2.

6.2    Such maintenance and technical support services shall be provided pursuant to the Scope of the NEC 3 Professional Services Contract for the DRAPP, as supplemented by Schedule A2. Comverge shall have no obligation to support (a) altered, damaged or modified Comverge Software (except as authorized by Comverge) or any portion of the Comverge Software incorporated into other software, (b) Comverge Software that is not the Current Version, (c) problems caused by LICENSEE's negligence, abuse, or misapplication, or use of the Comverge Software other than as specified in Comverge's user documentation or other causes beyond the control of Comverge, or (d) Comverge Software installed on a system that is not supported by Comverge. Comverge shall have no liability for any updates needed to or other changes in LICENSEE's hardware which may be necessary to use the Comverge Software.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

7    Termination

7.1    Upon termination for whatever reason, all licenses granted hereunder shall cease to be effective and LICENSEE shall immediately cease all use of any affected Comverge Software, Documentation and Comverge Confidential Information. Within fourteen (14) days of the date of termination or discontinuance of this Agreement for any reason whatsoever, LICENSEE shall return the Comverge Software, derivative works and all copies thereof, in whole or in part, all related Documentation and all copies thereof, and any other Confidential Information in its possession. LICENSEE shall furnish Comverge with a certificate signed by a duly authorized representative of LICENSEE verifying that the same has been done.

7.2    Termination is not an exclusive remedy and all other remedies will be available to Comverge whether or not termination occurs.

8    Indemnification for Infringement
Comverge shall, at its expense, defend or settle any claim, action or allegation brought against LICENSEE that the Comverge Software infringes any patent, copyright, trade secret or other proprietary right of any third party and shall pay any final judgment awarded or settlements entered into; the LICENSEE must take all reasonable steps to give prompt written notice to Comverge of any such claim, action or allegation of infringement, as soon as the LICENSEE becomes aware of it and gives Comverge the authority to proceed as contemplated herein. Failure to notify Comverge or notifying Comverge later, but still within a reasonable time, will not prevent the LICENSEE from invoking the indemnity so long as Comverge is not prejudiced by the delay. Comverge will have the exclusive right to defend any such claim, action, or allegation and make settlements thereof at its own discretion, and LICENSEE may not settle or compromise such claim, action or allegation, except with prior written consent of Comverge. LICENSEE shall give such assistance and information as Comverge may reasonably require to settle or oppose such claims. Comverge will inform the LICENSEE of any settlement.

8.2    In the event any such infringement, claim, action, or allegation is brought or threatened Comverge may, at its sole option and expense:

8.2.1    Procure for LICENSEE the right to continue use of the Comverge Software or the infringing portion thereof;

8.2.2    Modify, amend or replace the Comverge Software or infringing part thereof with other software having substantially the same or better capabilities to the extent it is commercially practicable.

8.3.    The foregoing obligations shall not apply to the extent the infringement arises as a result of (i) modifications to the Comverge Software made by any party other than Comverge or Comverge's authorized representative, (ii) a combination of the Comverge Software with third party products or services not provided or approved by Comverge, (iii) specifications solely provided by or on behalf of LICENSEE; (iv) the failure by LICENSEE to use corrections recommended by Comverge which Comverge identifies to LICENSEE as fixing or preventing infringement; or (v) intellectual property provided by or on behalf of LICENSEE to Comverge for use in connection with the Software. This Section 8 states the entire liability of Comverge with respect to infringement of any patent, copyright, trade secret or other proprietary right.

9    Warranty and Limitation of Liability
Comverge warrants to LICENSEE that the Comverge Software, and any replaced or remedied software, will perform in substantial accordance with the Documentation and is fit for the purpose described in the Scope and Documentation, even if customized for LICENSEE, for a period of *** from it having been made available to the LICENSEE for use. If the Comverge Software does not perform as warranted, Comverge shall undertake to correct the non-conforming part of the Comverge Software, or if correction is reasonably not possible, replace such non-conforming part of the Comverge Software to the extent it is commercially practicable. The foregoing Warranty shall not apply to the extent that the Comverge Software is used or interfaced with other software, data or operating systems which create the issue, if the Software had been tampered with or misused, or if the Comverge Software has been modified in a manner not authorized by Comverge.

THE FOREGOING ARE LICENSEE'S SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF THIS WARRANTY, but the LICENSEE is not prevented from pursuing a claim for damages, if appropriate.

The warranty set forth above is made to and for the benefit of LICENSEE only and will be enforceable against Comverge only if:

9.1.1    The Comverge Software has been properly installed. This condition only applies if Comverge did             not install the software;

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

9.1.2	The software has been used at all times in accordance with the Documentation and this Agreement.

9.1.3	All modifications, alterations or additions to the Comverge Software, if any, have been made by Comverge; and

9.1.4	LICENSEE has not made or caused to be made modifications, alterations or additions to the Comverge Software that cause it to deviate from the Documentation.

9.2    Except as set forth above, Comverge makes no warranties, whether express or implied, or statutory, regarding or relating to the Comverge Software or the Documentation, or any materials or services furnished or provided to LICENSEE under this Agreement. Specifically, Comverge does not warrant that the Comverge Software will be error free or will perform in an uninterrupted manner. To the maximum extent allowed by law, Comverge specifically disclaims all implied warranties of merchantability and fitness for a particular purpose (even if Comverge had been informed of such purpose), but save as provided for in this Agreement, with respect to the Comverge Software, Documentation and support and with respect to the use of any of the foregoing. Comverge shall not be subject to any indirect or consequential loss as defined in the NEC 3 Professional Services Contract for the DRAPP.

9.3    Comverge's maximum aggregate liability (whether in contract, tort or any other form of liability) for damages or loss, howsoever arising or caused, whether or not arising from Comverge's negligence but except in respect of the indemnity provided as per clause 8 above, shall in no event be greater than the the limitation of liability as found in NEC 3 Professional Services Contract for the DRAPP, save that in the event such damage or loss is related to support, such recoverable loss or damage for that particular event will not be greater than the ***.

9.4    No employee, agent, representative or affiliate of Comverge has authority to bind Comverge to any oral representations or warranty concerning the Comverge Software. Any written representation or warranty not expressly contained in this Agreement is unenforceable.

10    Embedded Reporting/Compliance Routine; Audit Rights/Quarterly Reports
10.1     The Comverge Software contains or may contain in future versions an automated reporting routine that will automatically identify and analyze certain aspects of Comverge Software use and performance, as well as the operator and operating environment, and among other things, transmit electronic reports to Comverge. Comverge will provide LICENSEE, on request, with a description of these routines and LICENSEE agrees not to disrupt or interfere with them without the prior written agreement of Comverge. Comverge will be entitled to inspect the installation and configuration of the Comverge Software from time to time on reasonable notice.

10.2     LICENSEE shall keep and maintain full, accurate and detailed records regarding the License and the number of Subscribers of the Comverge Software. Comverge or its representatives shall be entitled to review and audit such books and records and/or LICENSEE's compliance with the provisions of this Agreement from time to time during normal business hours upon reasonable notice to LICENSEE, which notice shall either be personally delivered by rapid courier service or mailed by certified or registered mail to a party at its address as set forth herein.

10.3 Commencing ninety (90) days from the Effective Date, LICENSEE will provide Comverge with calendar quarterly reports setting forth the total number of Subscribers. LICENSEE will provide Comverge with all such reports within thirty (30) days of the end of each calendar quarter.

11    Miscellaneous
11.1    Ownership of Comverge Software, Documentation. LICENSEE acknowledges and agrees that Comverge owns all proprietary rights, including patent, copyright, trade secret, trademark and other such proprietary rights, in and to the Comverge Software and any corrections, remedial modifications, maintenance upgrades, updates or other modifications, including custom modifications, or derivative works thereof, whether made by Comverge, LICENSEE or any third party.

11.2    Force Majeure. Neither Party will incur any liability to the other on account of any loss or damage resulting from any delay or failure to perform all or any part of this Agreement if such delay or failure is caused, in whole or in part, by event, occurrences, or causes beyond its control and without negligence of the parties. Such events, occurrences or causes will include, without limitation, acts of God, strikes, lockouts, riots, acts of war, earthquakes, fire and explosions, but the ability to meet financial obligations is expressly excluded.

11.3    Severability. If any term, condition or provision in this Agreement is found to be invalid, unlawful or unenforceable to any extent, the Parties shall endeavor in good faith to agree to such amendments that will preserve, as far as possible, the intentions expressed in this Agreement. If the Parties fail to agree on such an amendment, such invalid term,

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

condition or provision will be severed from the remaining terms, conditions and provisions, which will continue to be valid and enforceable to the fullest extent permitted by law.

11.4    Standard Terms of LICENSEE. With the exception of Task Orders pursuant to the NEC 3 Professional Services Contract for the DRAPP, no terms, provisions or conditions of any purchase order, acknowledgement or other business form that LICENSEE may use in connection with the acquisition or licensing of the Comverge Software will have any effect on the rights, duties or obligations of the parties under, or other otherwise modify, this Agreement, regardless of any failure of Comverge to object to such terms, provisions, or conditions.

11.5    Public/Announcements/Publicity. LICENSEE and Comverge agree to cooperate regarding public relations activities, including public announcements, joint press releases, and other activities to be mutually agreed. Neither Party will perform such activities without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Provided, however, that upon execution of this Agreement, Comverge shall have the right to issue a press release announcing that the Parties have entered into the Agreement without obtaining the prior written consent of LICENSEE.

11.6    Headings. Headings herein are for convenience of reference only and shall in no way affect the interpretation of the Agreement.

IN WITNESS WHEREOF, the authorized representatives of the Parties hereby bind the Parties by signing below:

Comverge SA, (Pty Ltd) (“Comverge”)

By:    /s/ David D. Ellis

Print Name: David D. Ellis

Title: Managing Director, Comverge International

Date: 14 December 2011

________________________ (“LICENSEE”)

By:

Print Name:

Title:

Date:

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

SOFTWARE ACCEPTANCE TESTING ACKNOWLEDGEMENT

Eskom Holdings Limited (Eskom), who has entered into a contract with Comverge South Africa, where those underlying contract documents contain a Software License and Support Agreement ("SWLA"), hereby acknowledges the following: ·

(1) Eskom has accepted the Software pursuant to Section 2.5 of the SWLA.

(2) Such Acceptance does not otherwise effect, modify, or change any other provisions of the contract documents and any related obligations or responsibilities of either party.

(3) The person below is authorized to bind Eskom.

Acceptance

By signing here below, the Employer agrees to the above:

Signature(s) /s/ J. H. Thorby        ___________________________________

Name(s) J. H. Thorby        ___________________________________

Capacity Demand Response Manager        ___________________________________

For the
Employer Eskom    _______________________________________
(Insert name and address of organisation)
The signatory warrants that he/she is
duly authorised to sign this contract on
behalf of the Employer            Date

Name &
signature of
witness     /s/ H. Umley                1 December 2011

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

SCHEDULE A1

In the case of a conflict between a provision in this Schedule and a provision in the Agreement, such conflicting provision of the Schedule shall prevail over the conflicting provision of the Agreement, but only with regard to the items addressed in this Schedule.

1.	Description of Comverge Software: IntelliSOURCE Version 2.

2.	License Fees: As per the Price List of the NEC Professional Services Contract for the DRAPP.

3.	License Term: For the duration of the contract, as per the Contract Data of the NEC Professional Services Contract for the DRAPP.

4.	Designated Equipment/ Production Site:

Location: *** for the DRAPP.

5.	Support and Maintenance:

As set out in the Price List of the NEC Professional Services Contract for the DRAPP.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

SCHEDULE A2
In the case of a conflict between a provision in this Schedule and a provision in the Agreement, such conflicting provision of the Schedule shall prevail over the conflicting provision of the Agreement, but only with regard to the items addressed in this Schedule

ARTICLE I: DEFNITIONS

1.
“Enhancement”: The term “Enhancement” shall mean changes to the Comverge Software, either as agreed upon between Comverge and LICENSEE and contemplated under the Agreement, or as agreed upon in a separate proposal subsequent to delivery and installation of the Comverge Software.

2.
“Error”: The term “Error” shall mean the failure of the Comverge Software to operate in material conformance with its functional, performance, operational and other specifications as set forth in its published Documentation.

3.
“Error Correction”: The term “Error Correction” shall mean either a modification or addition that, when made or added to the Comverge Software, brings the operation of the Comverge Software into substantial material conformity with its Module Documentation, or a procedure or routine that when observed in the regular operation of the Comverge Software avoids the practical adverse effect of such nonconformity. Updates may constitute Error Corrections.

4.	“Workaround”: The term “Workaround” means a set of procedures that users may follow to circumvent or mitigate the impact of an Error, notwithstanding that the Error still exists.

ARTICLE II: SUPPORT AND MAINTENANCE SERVICES

Section 2.01 - Comverge's Obligation to Provide Support and Maintenance Services: Provided that LICENSEE is not in breach of the NEC Professional Services Contract for the DRAPP and subject to the provisions contained herein, Comverge will use reasonable commercial efforts to perform Computer Software, discovery, root cause analysis and recommended solutions for reported Errors and upload management of Updates, Error Corrections and Workarounds (as defined herein and purchased by LICENSEE) (collectively the “Support and Maintenance Services”). In addition, Comverge will provide other services outside of the scope of Section 2.04(a) and Section 2.04(b) of this Schedule A2, on a per request basis, as provided in Section 4.01 of this Schedule A2.

Section 2.02 - Reporting Errors: LICENSEE may initiate Support and Maintenance Services by placing a telephone call to Comverge Technical Support (“Comverge TS”) at (888)-565-5525 or by e-mail at techsupport@comverge.com; for Network Down LICENSEE Service Requests (defined in Section 2.03(a) below) the preferred method of initiation is by telephone. Normal business hours for Comverge TS are Monday through Friday from 12:00 pm RSA to 8:00 pm RSA, including federal holidays if such holidays are not also public holidays in the Republic of South Africa (“Hours”). Comverge shall use commercially reasonable efforts to provide support for times outside of those provided herein.

Section 2.03 - Prioritization: Comverge will classify and prioritize Support and Maintenance Service calls as either LICENSEE Service Requests (“CSR”) or Technical Inquiries. CSR priority levels and Technical Inquiries are defined below:

a.    “Network Down CSR” refers to an Error of ceased or significantly limited functionality and related processing or data generation capabilities, as well as other Comverge Software related issues that severely affect the ability of Comverge Software to function as intended.

b.    “Top Priority CSR” refers to an Error moderately affecting functionality and related processing or data generation capabilities, as well as other Comverge Software related issues that moderately affect the ability of Comverge Software to function as intended.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

c.    “Medium Priority CSR” refers to an Error affecting Comverge Software functionality that does not affect the ability of Comverge Software to function substantially as intended.

d.    “Technical Inquiry” refers to a request for a general understanding of particular Comverge Software functionality. Technical Inquiries shall receive the lowest priority.

Section 2.04 - Support and Maintenance Service Requests: Comverge shall provide telephonic Support and Maintenance Services for LICENSEE, as set out in the Scope and will receive payment as per the Contract Data.

The Support and Maintenance Services are as follows:

a.	Network DOWN, TOP OR MEDIUM CSR.
(i)    Comverge TS receives LICENSEE call. Comverge TS will respond within 4 hours of the call being logged, in the following manner:

•	Confirm all details of the call with LICENSEE;

•	Log the call and issue a unique reference ID;

•	Discuss the problem with LICENSEE;

•	Determine the priority of the Error according to the definitions above; and

•	Present the actions to be taken.

(ii)    Remote access resolution process. If possible, Comverge will diagnose the reported Error remotely and attempt to determine the issue causing the Error. If the issue can be resolved remotely, Comverge will update LICENSEE with details of the proposed resolution; resolve the issue causing the Error as allowed by LICENSEE and request that the CSR be closed. LICENSEE will confirm to Comverge that the issue causing the Error has been resolved and the CSR will be closed. After diagnosis, if it is determined that the issue causing the Error is not associated with the Comverge Software, and thus outside of the scope of Support and Maintenance Services, or to the extent the agreed upon hours for Support and Maintenance Services have already been exceeded, then Comverge will charge LICENSEE, and LICENSEE agrees to pay, for the services that were performed, in accordance with Section 4.01 hereof.

(i)Commitment to Resolution and Closure. Comverge TS will continue diagnosing reported Errors in accordance with Section 2.04(a) (ii) and 2.04(a)(iii), with management escalation in accordance with Section 2.05 below, until the Error is resolved.

(v)    Escalation process. Comverge will escalate resolution of any Error in accordance with Section 2.05 below. The purpose of the escalation process is to progressively inform and involve a higher level of Comverge management in an effort to ensure that all reasonable actions are being taken to resolve the Error. Comverge TS will notify LICENSEE at each escalation point.

(vi)    Status reports. Comverge will provide LICENSEE with status reports describing the actions being taken and the progress being made towards Error resolution. The status reports will be provided at each escalation point and, once the highest level of escalation has been reached, on a daily basis for a Network Down CSR, a bi-weekly basis for a Top Priority CSR and a weekly basis for a Medium Priority CSR,.

b.	Technical INQUIRIES.
(i)    Comverge TS receives LICENSEE call. Comverge TS will respond in the following manner:
•Confirm all details of the call with LICENSEE;
•Log the call and issue a unique report reference ID; and
•Provide telephone consultative assistance.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

(ii)    Technical Inquiry Process. Technical assistance and/or escalation will continue until the Technical Inquiry has been resolved. If the Technical Inquiry leads to an Error discovery, the Error will be logged and the CSR procedures described in Section 2.04(a) will be followed. If, in Comverge's discretion it is deemed necessary, details of the Technical Inquiry and the Comverge TS findings will be forwarded to the Comverge Professional Service Group who will contact LICENSEE with a further plan of action.

(iii)    Escalation. Comverge TS will escalate Technical Inquiries as considered necessary, and in accordance with Section 2.05 below, within applicable departments of Comverge, until the Inquiry is resolved.

(iv)    Status reports. Comverge will provide LICENSEE with status reports describing the actions being taken and the progress being made towards resolution of the Technical Inquiry. The status reports will be provided in intervals mutually agreed upon with LICENSEE.

Section 2.05 - Escalation: An unresolved CSR or if necessary, Technical Inquiry, will be escalated within Comverge according to Schedule B. Escalation times can be advanced at the request of LICENSEE or at the discretion of Comverge TS, or can be deferred by written acknowledgement of LICENSEE. Escalation stops when an agreed upon course of action for resolution has been reached with LICENSEE. In the event that the agreed upon course of action for resolution does not resolve the CSR or Technical Inquiry, the escalation resumes from the point where placed on hold.

Section 2.06 - Conditions to Support and Maintenance Services: Comverge shall be obligated to provide Support and Maintenance Services, conditioned upon: (a) the receipt of a phone call or e-mail by Comverge TS from LICENSEE stating with reasonable accuracy the CSR issue or Technical Inquiry, (b) LICENSEE's satisfaction of all of its duties and obligations under the of the NEC Professional Services Contract for the DRAPP (c) the existence of an unaltered version of Comverge Software, with the exception of alterations performed by Comverge, or a Comverge agent authorized in writing by Comverge to perform such Comverge Software alterations, and (d) the existence of Comverge Software that has not been damaged by LICENSEE abuse or misuse, or database schema changes including but not limited to table, field and index changes or by any other actions whatsoever, including acts of God, not attributable to Comverge.

ARTICLE III: LICENSEE OBLIGATIONS

Section 3.01 - LICENSEE Acknowledgement: The LICENSEE acknowledges the obligation to perform the following troubleshooting steps specified below prior to initiating Support and Maintenance Services with Comverge. In the event that Comverge determines that the troubleshooting steps in Section 3.02 below were not performed prior to initiating Support and Maintenance Services, and the resulting issue could have been resolved by following the troubleshooting steps outlined in Section 3.02 below, the resulting issue in question does not pertain to the Comverge Software or the resulting issue does pertain to the Comverge Software but the agreed upon hours for Support and Maintenance Services have been exceeded, then Comverge will charge LICENSEE, and LICENSEE agrees to pay, for the services in accordance with Section 4.01 hereof or in the latter case in accordance with Section 2.04 hereof.

Section 3.02 - Troubleshooting: Prior to contacting Comverge TS, LICENSEE will use commercially reasonable efforts to resolve an issue with the Comverge Software by: (a) screening for false alarms, (b) performing diagnostics through a series of troubleshooting techniques, which shall include a configuration, a hardware and network review, and (c) categorizing the urgency of the issue.

Section 3.03 - Reporting: LICENSEE shall keep an accurate event log of the activity of the Comverge Software, noting prior failures and resolutions. Upon request, LICENSEE shall provide this information to Comverge TS.

Section 3.04 - Access: Intentionally Left Blank.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Section 3.05 - Trained Technicians: LICENSEE shall, at all times, employ a minimum of one (1) technician trained in the use and operation of the Comverge Software.

Section 3.06 - Network and Hardware: LICENSEE acknowledges that network and hardware maintenance, as well as any applicable warranties, fall outside of the scope of the Support and Maintenance Services provided by Comverge, and are the responsibility of LICENSEE except as may otherwise be expressly provided in the NEC 3 Professional Services Contract for the DRAPP. Comverge will provide LICENSEE a technician for assistance with network or hardware issues for a fee to be determined at time of request, as presented in Section 4.01 hereof.

ARTICLE IV: OTHER SERVICES

Section 4.01 - Other Services: Comverge shall provide the development work, as provided in the Scope and Price List of the NEC Professional Services Contract for the DRAPP. To the extent services are required outside of the Scope of the NEC Professional Services Contract for the DRAPP and this Agreement, the Parties shall mutually agree to those services and pricing.

Additionally, Comverge will provide an on-site technician for assistance with network and connectivity issues and/or testing, for a fee to be determined upon request, or as per the NEC.

ARTICLE V: WARRANTY AND DISCLAIMER

COMVERGE AGREES TO USE REASONABLE EFFORTS AND SKILL TO PROVIDE THE SUPPORT AND MAINTENANCE SERVICES DESCRIBED IN THIS SCHEDULE A2. A REQUEST BY LICENSEE FOR ANY SERVICE THAT IS BEYOND THE SCOPE,IS NOT BINDING ON COMVERGE UNLESS COMVERGE AGREES IN WRITING TO PROVIDE SUCH SERVICE, OR IF OTHERWISE DETERMINED IN TERMS OF THE NEC PROFESSIONAL SERVICES CONTRACT FOR THE DRAPP. THIS SCHEDULE A2 CONSTITUTES A SERVICE AGREEMENT AND NOT A PRODUCT WARRANTY. EXCEPT FOR THE EXPRESS LIMITED WARRANTY PRESENTED IN SECTION 9 OF THIS SOFTWARE LICENCE AND SUPPORT AGREEMENT PART OF THE NEC PROFESSIONAL SERVICES CONTRACT FOR THE DRAPP, COMVERGE MAKES NO WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE SUPPORT AND MAINTENANCE SERVICES, ANY OTHER SERVICES, ANY ERROR CORRECTION, WORKAROUND, NEW RELEASE, TRAINING, INSTALLATION OR UPDATE FOR THE COMVERGE SOFTWARE. COMVERGE SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, AND NONINFRINGEMENT SAVE AS PROVIDED FOR HEREIN.

ARTICLE VI: LIMITATION OF LIABILITY

The liability of Comverge for any damages resulting from any course of action taken while performing any Support and Maintenance or Other Services hereunder, shall be limited to ***.

ARTICLE VII: SOFTWARE MAINTENANCE/ INSTALLATION/ TRAINING

Section 7.01 - New Releases and Updates: Comverge may, in its sole discretion, develop any Updates or New Releases to Comverge Software; however, Comverge has no obligation to develop or sell Upgrades or New Releases.

Section 7.02 - Installation: Comverge shall install the Comverge Software and train designated LICENSEE employees for the initial installation and shall be compensated as provided in the Price List. Comverge shall not be responsible for providing or installing any Upgrades or New Releases.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

ARTICLE VIII: PAYMENT

Section 8.01 - Training and Installation: The Training and Installation feeds are included in the Price List.

Section8.02 - Payment for Support and Maintenance Services and Continuation of Services: LICENSEE shall pay Comverge the Support and Maintenance Fee as per the Price List and in accordance with the Contract Data of the NEC Professional Services Contract for the DRAPP.

Section 8.03 - Costs: LICENSEE shall pay all direct costs incurred by Comverge in providing any Support and Maintenance Services, Other Services, training or installation in accordance with the Price List and shall be paid as agreed in the Contract Data of the NEC Professional Services Contract for the DRAPP.

Section 8.04 - Terms of General Applicability: Neither the continuation of Support and Maintenance Services nor the provision of any Other Services, training, installation or software maintenance of any kind shall be deemed to be an extension of the Warranty Period provided in the Agreement. Should LICENSEE fail to make any timely payments under this Agreement, Comverge may exercise its remedies in terms of the contract.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

SCHEDULE B
ESCALATION

Priority
Activity	Network Down	Top	Medium	Technical Inquiries	Contact
Call acknowledgement & prioritization of call	***	***	***	***	***
Action Plan presented to LICENSEE	***	***	***	***	***
Technical Management Level Escalation	***	***	***	***	***
Director Level Escalation	***	***	***	***	***
** Normal business hours for Comverge TS are daily Monday through Friday from 12:00 am RSA to 8:00 pm RSA, including federal holidays if such holidays are not also public holidays in the Republic of South Africa (“Hours”)

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Price List

Key Assumptions on which pricing is based
Pricing is based on the following assumptions. The price may change if modifications are made hereto.

▪	Definitions of the *** of the ***

▪	Role of the *** in ***and ***

▪	The Employer will specify *** and *** with contributions from the *** and *** will implement for their customers.

▪	***

▪	Settlement Process will occur as outlined in this Scope
In addition to the assumptions there are a number of items that may affect pricing and Scope but are not yet fully mandated. These items include:

▪	*** of the *** from *** by the *** as reflected in this Scope

▪	Future inclusion of ***

▪	Movement of primary ***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Appendix B - 'Full' Pricing Matrix

***
		***	***	***	***

***:
a) ***:
- ***		***	***	***	***
- ***		***	***	***	***
- ***		***	***	***	***
- ***		***	***	***	***
- ***
***	***	***	***	***	***
***	***	***	***	***	***

b) ***
- ***		***	***	***	***
- ***		***	***	***	***

c) ***
- ***		***	***	***	***
- ***		***	***	***	***
- ***	***	***	***	***	***
- ***
***	***L	***	***	***	***
***		***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***		***	***	***	***
***		***	***	***	***
***		***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

***
		***	***	***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***
a) ***
***		***	***	***	***
***		***	***	***	***
- ***
***	***	***	***	***	***
***	***	***	***	***	***

b) ***
***		***	***	***	***
***		***	***	***	***
***		***	***	***	***
***		***	***	***	***
***		***	***	***	***
***		***	***	***	***
***		***	***	***	***
- ***		***	***	***	***
- ***		***	***	***	***
- ***		***	***	***	***

c) ***
***		***	***	***	***
***		***	***	***	***
***		***	***	***	***
- ***
***	***	***	***	***	***
***	***	***	***	***	***

***
***	***	***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***	***	***	***	***	***
***	***	***	***	***	***
	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
	***	***	***	***	***
	***	***	***	***	***

d) ***
*** ***
***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

***		***	***	***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***
			*** ***	***	***

***				***
***				***
***
***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***		***

***:

			***	***	***
			***	***	***
			***	***	***
			***	***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Learnings

B.	The Employer Learnings Basis of Estimate
The Learnings portion of the Employer/Consultant project is a *** that would likely be *** by ***. Its purpose is to obtain *** throughout the duration of the Contract, rather than achieve *** under the Learnings portion of the project.

To execute this obligation, the *** will provide up to *** in the most cost-effective manner while maintaining a ***, the *** and *** as a ***. The Consultant does not guarantee that it will *** any *** for this *** and procurement of all ***.

Pricing is based on the recommendation provided below where the MWs are recruited under the *** and dispatched by the ***.

The Parties agree that the Learnings portion will be achieved through a *** where the *** through its *** with ***. When Load Providers are being recruited for the Learnings program, all customer contact will be provided by *** so that the customer is interacting with ***.

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Appendix B - 'Full' Pricing Matrix

***		***
		***	***	***	***

***
a) ***
- ***		***	***	***	***
- ***		***	***	***	***
- ***		***	***	***	***
- ***		***	***	***	***
- ***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Exclusive of VAT		***
		***	***	***	***

***:
a) ***:
- ***		***	***	***	***
- ***		***	***	***	***
- ***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

b) ***
***
***	***	***	***	***	***
- ***		***	***	***	***
- ***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

***
a) ***
- ***		***	***	***	***
- ***		***	***	***	***

***		***	***	***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Exclusive of VAT			***
			*** ***	***	***

***				***
***				***
***				***
***
***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***		***
***	***	***		***

***

			***	***	***
			***	***	***
			***	***	***
			***	***	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***
***

***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

***

***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Annexure C

Supplier Development and Localisation (SD&L) Commitments

The Consultant will be required to submit an implementation plan indicating timelines and milestones 21 days after contract award. The Consultant shall submit quarterly SD&L Progress Reports to the Employer's Agent. The quarters are calendar quarters being January to March, April to June, July to August and September to December.

SD&L Progress Reports shall be submitted within 7 days of the end of the quarter to which the report relates.

The following are commitments with regard to SD&L

Skills Development Proposal

Organising Framework for Occupations Occupational Group	Proposed Number of Persons to be Trained in Gauteng
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
Total Number of Persons to be Trained	***

Job Creation Proposal

Organising Framework for Occupations Occupational Group	Proposed Number of Jobs to be created in Gauteng
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
Total Number of Jobs to be Created	***

*** Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

ESKOM HOLDINGS SOC LTD        CONTRACT NUMBER 4600043033
Demand Response Aggregation Pilot Programme

Localisation Spend
Criteria Proposed Localisation Targets
Local content to South Africa ***
Local content local to site - GAUTENG ***
Procurement from Large Black Suppliers (Powertech, Ozone, ACCvantage) ***